                                                                 EXHIBIT 10.2(g)

                             AMENDMENT NO. 2 TO THE
                   REBATE AND MARKETING FUND ADDENDUM TO THE
                     MICROSOFT 1995/1996 CHANNEL AGREEMENT

This Amendment No. 2 ("Amendment") amends that certain Rebate and Marketing Fund Addendum (as amended "Addendum") to The Microsoft 1995/1996 Channel Agreement (as amended "Agreement"), dated July 1, 1995, between MICROSOFT CORPORATION ("MS") having its principal place of business at One Microsoft Way, Redmond, WA 98052 and SOFTWARE SPECTRUM INC. ("CUSTOMER") having its principal place of business at 2140 Merritt Drive, Garland, TX 75041. The Addendum is hereby amended as follows:

2.       TERM AND TERMINATION

The first sentence of the section is replaced with the following:

"This Addendum shall be effective as of July 1, 1996, and shall expire on December 31, 1996.

4.       REBATES

The section is replaced in its entirety with:

         "4.1      PACKAGED PRODUCT REBATE

CUSTOMER is eligible to receive up to a     *    Rebate on its Qualified Sales,
excluding Open License sales, made during the Rebate and Marketing Fund Period. The Rebate shall be paid provided CUSTOMER complies with the Rebate Program Guidelines outlined in Schedule B.

         4.2      OPEN LICENSE REBATE

CUSTOMER is eligible to receive up to a   *    Rebate on its Open License
sales made during the Rebate and Marketing Fund Period. The Rebate shall be paid provided CUSTOMER complies with the those portions of the Packaged Product Rebate Guidelines outlined in Schedule J.

         4.3      PROVISION FOR EARLY PAYMENT OF REBATES

Notwithstanding such Rebate Program Guidelines, MS may, at its sole discretion, pay all or any portion of the Rebate prior to the end of the Rebate and Marketing Fund Period. The Rebate so paid may be adjusted subsequently based upon compliance with the Rebate Program Guidelines."

5.       MARKETING FUNDS

Section 5.4, Marketing Fund Reimbursement Policy, is deleted in its entirety.

The Addendum is amended to include the following as Section 7:

7.       FAILURE TO EXECUTE

CUSTOMER shall not be eligible to receive Rebates or Opportunity Marketing Funds until both CUSTOMER and MS have executed this Addendum. Should CUSTOMER fail to execute, or should MS be unable to execute this Addendum by July 1, 1996, for each full month after July 1, 1996, in which this Addendum is not executed, CUSTOMER shall forfeit such month's Achievement Rebate."

*CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC.



                Microsoft Confidential - Disclosure Prohibited

SCHEDULE B, REBATE PROGRAM GUIDELINES.

The Schedule as previously amended is replaced in its entirety with the attached Schedule K.

SCHEDULE G, MARKETING FUND REIMBURSEMENT POLICY.

The Schedule as previously amended is removed in its entirety.

SCHEDULE J, OPEN LICENSE REBATE PROGRAMS.

The Schedule is replaced in its entirety with the attached Schedule L.

IN WITNESS WHEREOF, the parties have signed this Amendment on the date indicated below, This Amendment is hereby made part of the Addendum. All terms and conditions of the Addendum not amended herein shall remain in full force and effect. This Amendment is not binding until executed by MS.

AGREED AND ACCEPTED TO BY                AGREED AND ACCEPTED TO BY
MICROSOFT CORPORATION ("MS"):            SOFTWARE SPECTRUM, INC.
                                         ("CUSTOMER"):

By                                       By /s/ KEITH R. COOGAN
-----------------------------            -----------------------------
    Johan Hedgren                           Keith R. Coogan
-----------------------------            -----------------------------
Name (please print)                      Name (please print)

Director, Channel Policies               Executive Vice President-COO
-----------------------------            -----------------------------
Title                                    Title
        8/2/96                               July 1, 1996
-----------------------------            -----------------------------
Date                                     Date



Amendment No. 2 to The Rebate and                                       Page 2
Marketing Fund Addendum to The
Microsoft 1995/1996 Channel Agreement

                                   SCHEDULE K

                             JULY - DECEMBER, 1996
                               REBATE GUIDELINES

PROGRAMS: Microsoft offers four (4) rebate programs for the July - December, 1996 Rebate period. The total available Rebate is divided as follows:

--------------------------------------------------------------------
                                             MAXIMUM PERCENTAGE
        REBATE PROGRAM                            AVAILABLE
====================================================================
Achievement Program                                    *
--------------------------------------------------------------------
Total Sales-out Program                                *
--------------------------------------------------------------------
Desktop Business Systems Sales-out Program             *
--------------------------------------------------------------------
32-Bit Office Sales-out Program                        *
--------------------------------------------------------------------
Total                                                  *
--------------------------------------------------------------------

REBATE CALCULATIONS AND PAYMENTS: Rebates will be paid in the form of a Microsoft Purchase Credit forty-five (45) days after the end of each quarterly Rebate Period (i.e. November 15th for the July - September, 1996 quarter). Rebates are calculated by multiplying the achieved Rebate percentage by the total Qualified Sales for the Rebate Period. Revenue generated from Microsoft Select Enrollment Forms executed by MS on or after July 1, 1994, shall be included in calculating CUSTOMER's achievement toward the Sales-out goal, but shall not be included in CUSTOMER's final total Qualified Sales for purposes of Rebate payment. Revenue generated from Microsoft Select Enrollment Forms executed by MS prior to July 1, 1994 will be included in calculating CUSTOMER's achievement towards the sales-out goal and will also be eligible for a Grandfathered rebate. Rebate payment for such Select Enrollment Forms shall be in the form of a purchase credit forty-five (45) days after the end of each quarterly Rebate Period.

PURCHASES THROUGH DISTRIBUTION: CUSTOMER's full packaged product and MLP purchases through distribution will be subtracted from CUSTOMER's Qualified Sales for purposes of Rebate payment.

PRODUCT AVAILABILITY: If Microsoft is unable to ship a CURRENT VERSION of a product for any ten (10) consecutive business days, CUSTOMER's purchases through distribution of those SKUs will count toward CUSTOMER's Qualified Sales for purchases of Rebate payment.

All copies of eligible purchase orders placed through distribution along with a copy of the Microsoft Stock Out Report must be sent to Microsoft no later than fifteen (15) days following the quarter end. Please send purchase order copies and the Microsoft Stock Out Report to the following address:

                  MICROSOFT CORPORATION
                  ONE MICROSOFT WAY
                  BLDG. 22/4054
                  REDMOND, WA 98052
                  ATTN.: KRISTIN WEEBER, MARKETING MANAGER

ACHIEVEMENT REBATE PAYMENT: The Microsoft Achievement Rebate will be calculated on a monthly basis. If CUSTOMER has met all of the Achievement Rebate criteria
in a given month, CUSTOMER will be entitled to    *    of that month's total
Qualified Sales. The Rebate payment will be made forty-five (45) days after the end of each quarterly Rebate Period.

ANY ISSUES REGARDING REBATES SHOULD BE SENT IN WRITING TO KRISTIN WEEBER, MARKETING MANAGER, NO LATER THAN THIRTY (30) DAYS FOLLOWING RECEIPT OF REBATE PAYMENT. If such written notice is not provided within thirty (30) days, CUSTOMER shall have no further right to dispute Rebate payment.



*CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC.



Amendment No. 2 to The Rebate and                                  Page K1
Marketing Fund Addendum to The
Microsoft 1995/1996 Channel Agreement

-------------------------------------------------------------------------------
                          ACHIEVEMENT REBATE PROGRAM
-------------------------------------------------------------------------------

PROGRAM OBJECTIVES: The objective of the Achievement Rebate Program is to provide incentive for CUSTOMER to comply with Microsoft contractual requirements for payments, Street Dates, reporting, and EDI ordering for Select 3.0.

ACHIEVEMENT: During any given month, failure to achieve any or all of the current Achievement criteria will result in the forfeiture of the entire Achievement Rebate for that month. In any month CUSTOMER has already forfeited its Achievement Rebate, and violates one or more of the Achievement Rebate criteria, MS reserves the right to withhold any or a portion of CUSTOMER's other available Rebate.

1.       MICROSOFT PAYMENT REQUIREMENTS

Microsoft requires its customers to pay its invoices within terms. In order to maintain compliance, one hundred percent (100%) of the gross invoice value for non-Select and eighty-five (85%) of the gross invoice value for Select must be current as of Microsoft's fiscal month-end. Additionally, no greater than one percent (1%) of the gross value for Select invoices shall be past net 60 days. Unapplied credits will be excluded from the calculation.

2.       MICROSOFT STREET DATE REQUIREMENTS

From time to time, Microsoft may announce a new product or new versions of an existing product for which Microsoft shall set a Street Date. In order to comply with the Street Date requirements, CUSTOMER shall not:

     - Ship or deliver the product to any end-user customer prior to the Street Date.
     - Accept any end user payment for the product prior to the Street Date. Checks and/or credit card numbers may be accepted by CUSTOMER, but can only be processed when product is delivered to the end user on or after the Street Date.
     - Advertise, merchandise, or promote the product to end user customers until it is officially announced by Microsoft. Usually, the product announcement is on the Street Date. If the product announcement is earlier than the Street Date, Microsoft will clearly communicate the announce date to the channel. If product is announced by Microsoft before the Street Date, the product can be advertised, merchandised and/or promoted immediately after such announcement, provided that all such promotions clearly state that the product is not yet available for purchase.
     - Allow it's distribution centers and/or warehouses to distribute, for a period of up to twelve months, a Street Date product to any individual sales office, retail store, or outlet which Microsoft in its sole discretion has determined to be in violation of the Street Date Requirements.

In the event CUSTOMER violates the Street Date for any special products specified in a Microsoft Street Date letter, CUSTOMER shall forfeit up to the entire Achievement Rebate for the six month Rebate Period in which the violation occurred.

Should CUSTOMER fail to comply with the Street Date Requirements, Microsoft may also, for a period of up to twelve (12) months, withhold shipments to CUSTOMER of future product until the Street Date of such product.

Should CUSTOMER wish to report a Street Date violation, CUSTOMER may fax a copy of a dated sales receipt to STREET DATE VIOLATIONS AT MICROSOFT AT (206) 936-7329. Once a violation has been reported, Microsoft shall investigate the violation, and take remedial action as appropriate. Please note, in order to confirm a suspected violation, Microsoft must receive a dated sales receipt.

3. MICROSOFT SELECT TRANSACTION REQUIREMENTS

Electronic Data Interchange format ("EDI") transactions are defined as 850/855 EDI transactions. CUSTOMER must place EDI transaction orders at a minimum of once per month per Enrollment Site if product is purchased during said month.


Amendment No. 2 to The Rebate and                                      Page K2
Marketing Fund Addendum to The
Microsoft 1995/1996 Channel Agreement

4. MICROSOFT REPORTING REQUIREMENTS

ALL REPORTS OUTLINED BELOW MUST BE TIMELY, ACCURATE, AND COMPLETE. FOR PURPOSES OF THIS AGREEMENT, "TIMELY" IS DEFINED AS MS RECEIPT OF REPORTING BY THE DUE DATE AND TIME INDICATED, "ACCURATE" IS DEFINED AS THE CORRECT POPULATION OF ALL REPORTING FIELDS, AND "COMPLETE" IS DEFINED AS THE POPULATION OF ALL REQUIRED REPORTING FIELDS.

Reporting is defined as a weekly report sent to, Microsoft via Electronic Data Interchange format ("EDI") of weekly Sales, Inventory, and Internal Market Share. CUSTOMER must make the EDI reports available to MS' EDI mailbox each Monday by noon (Pacific time). These reports shall cover the seven-day period (Saturday through Friday EOB) ending the previous Friday night. Please refer to the EDI Reporting Guidelines for details on reporting requirements.

MICROSOFT PRODUCT REPORTING RULES

     o Each unit of Microsoft single license Full Package Product should be reported as one (1) unit.
       EXAMPLE-Microsoft(R) Word for Windows(R) FPP-report as one (1) unit
     o Any single Microsoft Multiple License Pack(MLP) should be reported as one (1) unit.
       EXAMPLE. Microsoft(R) Windows NT(TM) Workstation License Pack 20 User - report as one (1) unit.
     o All Microsoft Volume Licensing Agreements (such as Open Licenses, Select Variable Licenses and Enterprise Licenses) should be reported as one unit for each license sold.
       EXAMPLE. Microsoft Select MVLP Level B (min 8000 licenses) Agreement - Customer buys 9356 Word
     o All Microsoft Mail Servers and Network Operating Systems must be reported as one (1) unit for each server license sold. Do not report client licenses.

Accounts are required to report units sold and inventory units for each Microsoft SKU, but are required only to report the total license count for competitive products sold for each category. All SKUs for these titles should be counted, including full packaged product, upgrades, license packs, initial sale of new maintenance and education and government SKUs of the foregoing. Please refer to the EDI Reporting Guidelines for details on reporting requirements.

MARKET SHARE REPORTING

The following table outlines the Market Share product categories for EDI reporting. The table also specifies the top competitive products that must be included in the aggregated market share reporting. All competitive products within a given category must be reported. The products listed below are just examples, not a comprehensive list. For a comprehensive competitive SKU list please contact your Microsoft Channel Measurement Specialist.

A comprehensive competitive SKU list shall be provided to CUSTOMER at the beginning of each quarter. CUSTOMER must implement use of the list no later than thirty (30) days after receiving the list. To the extent that CUSTOMER sells any of the products contained on the list, CUSTOMER's Internal Market Share reporting will include those SKUs. If between quarters there are any new major releases of competitive products that fall under the competitive product categories or upgrades to products already listed on the competitive SKU list, CUSTOMER shall include those SKUs in CUSTOMER's Internal Market Share reporting immediately upon release of new products.

Products Tracked:
------------------------------------------------------------------------------
    Category                     Competitive DOS & Windows products
------------------------------------------------------------------------------
Word Processors            Adobe Legacy
                           Lotus AmiPro
                           Lotus WordPro
                           Novell WordPerfect
                           Softkey Wordstar
                           Software Publisher Office Writer & WritePlus &
                           ProfessionalWrite
                           XyQuest XYWrite
------------------------------------------------------------------------------

Amendment No. 2 to The Rebate and                                     Page K3
Marketing Fund Addendum to The
Microsoft 1995/1996 Channel Agreement

------------------------------------------------------------------------------
    Category                          Competitive DOS & Windows products
------------------------------------------------------------------------------
Spreadsheets                  Computer Associates SuperCalc
                              Corel(R) Quattro Pro(R)
                              Lotus 1-2-3
                              Novell(R) Quattro Pro(R)
------------------------------------------------------------------------------
Suites                        Corel(R) Office Professional
                              Corel(R) WordPerfect(R) Suite
                              Lotus Smartsuite
                              Novell(R) Perfect Office
------------------------------------------------------------------------------
Databases                     Alpha 4 & 5
                              Borland dbase
                              Borland Paradox
                              Claris Filemaker Pro
                              Computer Associates Clipper
                              Computer Associates Superbase
                              Dataease
                              Lotus Approach
                              Symantec Q&A
------------------------------------------------------------------------------
Mail Servers                  Banyon Beyond Mail
Servers only                  Lotus cc:Mail
Do not report client licenses Lotus Notes
                              Lotus NoteSuite
                              Novell Groupwise
------------------------------------------------------------------------------
Network Operating Systems     Banyan
Servers only                  Novell(R) Netware(R) 4.x, 3.x, 2.x 4(R)
Do not report client licenses Novell(R) UnixWare
                              OS/Lan Server
                              SCO Global Access
                              SCO Open Server/Open Server Enterprise/Open
                                Server Network Systems
                              SCO Unixware Operating System
                              SCO(R) Unix
------------------------------------------------------------------------------
Developer Products            Borland C++
                              Borland C++ Dbase Tools
                              Borland Delphi
                              Delphi Client/Svr Dev & Kit
                              Delphi Developer 2
                              Gupta Developer Tools
                              Gupta SQL Windows
                              IBM Visual Age Basic
                              IBM Visual Age C++
                              IBM Visual Age Small Talk
                              Metrowerks Codewarrior
                              Natural Intelligence Roaster
                              Oracle Developer/2000
                              Oracle Power Objects
                              Powersoft Powerbuilder
                              Sun Java WorkShop
                              Sunsoft Devpak
                              Symantec C++
                              Symantec Cafe
                              Symantec Enterprise Developer
                              Watcom C++
------------------------------------------------------------------------------



Amendment No. 2 to The Rebate and                                  Page K4
Marketing Fund Addendum to The
Microsoft 1995/1996 Channel Agreement

COMPETITIVE PRODUCT MARKET SHARE REPORTING RULES

o Each unit of COMPETITIVE single license FULL PACKAGE PRODUCT should be reported as one (1) unit.
  EXAMPLE:  Novell PerfectOffice Pro 3.0 for Windows FPP-report as 1 unit
o Any single COMPETITIVE product that is a MULTIPLE LICENSE PACK (MLP) should be reported as the exact number of licenses contained in the MLP.
  Examples of these products include competitive 10 User Packs, 20 User Packs, and 100 User Packs.
  EXAMPLE:  WordPerfect V6.0 DOS 20-user License Pack - report as 20 units
o All SKUs (with the exception of Mail clients and Network Operating System clients) contained in COMPETITIVE VOLUME LICENSING AGREEMENTS should be reported as one (1) unit for each license sold within the volume license agreement.
  EXAMPLE: Lotus VPO-Level E 1-2-3 DOS (customer buys 7421 units) - report as 7421 units
o COMPETITIVE MAIL SERVERS and NETWORK OPERATING SYSTEMS must be reported as one (1) unit for each server license sold. Do not report client licenses.
o Report MAINTENANCE only at the time the maintenance SKU is sold.

In addition to CUSTOMER's EDI Market Share reporting, CUSTOMER may be required to submit a separate report summarizing Market Share reporting for Non Partners only.

------------------------------------------------------------------------------
                           SALES-OUT REBATE PROGRAMS
------------------------------------------------------------------------------

PROGRAM OBJECTIVE: The objective of all Sales-out Rebate Programs is to increase the sales of Microsoft products. All license types (Select, Microsoft Open License, Full Package Product, MLPs) are included in measuring performance against this goal, however, the Rebate is paid on full packaged product sales only.

REBATE GOALS: CUSTOMER has first quarter Sales-out goals and total Semester Sales-out goals. CUSTOMER's performance for the first three months of the July
- December, 1996, semester will be measured against the first quarter Sales-out goals. At the end of the first quarter, CUSTOMER will receive the percentage of the eligible Rebates earned based on performance against the first quarter goals. At the end of the Semester, CUSTOMER will be measured on their six-month performance against the total Semester goals. Even if CUSTOMER does not meet one hundred percent (100%) of the first quarter goals, CUSTOMER can still achieve one hundred percent (100%) of the Semester goals provided that the Semester goals are met at the end of the Rebate Period.

SALES-OUT DEFINITIONS/MEASUREMENT: MS Product Sales-out is defined as those MS net Product units sold through CUSTOMER's outlet locations. CUSTOMER's full packaged product, Microsoft Open License, and upgrade sales-out units will be measured from the sales-out reported by CUSTOMER to MS. Licensing sales (Select, Microsoft Maintenance) are captured and generated by MS' financial systems and included in total sales-out used to measure product sales-out Rebate performance.

Any Microsoft Select 2.x and 1.x and Microsoft Maintenance revenue credit is granted as MS recognizes the revenue. This occurs when MS has received the customer's license reporting. Following receipt of reporting, MS bills the customer/reseller and simultaneously recognizes the revenue.

PAYMENT: At the end of the Semester, CUSTOMER will be paid Sales-out Rebates based on performance against the Semester goals. If CUSTOMER achieves greater than sixty percent (60%) of each Semester Sales-out goal, CUSTOMER will receive the exact achieved percentage of the eligible Sales-out Rebate up to one hundred percent (100%). If CUSTOMER achieves less than sixty percent (60%) of any Sales-out Rebate goal, CUSTOMER will not receive any portion of that Sales-out Rebate.




Amendment No. 2 to The Rebate and                                      Page K5
Marketing Fund Addendum to The
Microsoft 1995/1996 Channel Agreement

Although MS pays the Sales-out Rebate ultimately based on performance against the Semester Sales-out goal, Microsoft also pays a Sales-out Rebate at the end of the first quarter based on performance against the first quarter goal. Microsoft pays a portion of the Rebate after the first quarter to provide incentive for CUSTOMER to focus on Sales-out throughout the entire Semester. The scale for the first quarter payment is the same as the scale for the semester payment. The first quarter payment amount will be subtracted from the final semester payment for the Sales-out Rebate.

Example: If CUSTOMER has a quarterly total Sales out goal of $1,000,000 and a Semester total Sales out goal $2,500,000, and CUSTOMER sells $800,000 over the first quarter period and $2,600,000 over the entire Semester period, CUSTOMER will receive the following Rebate payments:

------------------------------------------------------------------------------
      PERIOD        GOAL     SELL-THROUGH              PAYMENT
                             ACHIEVED
------------------------------------------------------------------------------
   First Quarter      *         *              *  eligible Rebate of July -
                                            September sales.
------------------------------------------------------------------------------
   Semester           *         *              *  eligible rebate of July -
                                            December sales less first
                                            quarter payment. The minimum
                                            allowable total sales out
                                            Rebate is   *
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                         TOTAL SALES-OUT REBATE PROGRAM
------------------------------------------------------------------------------

REBATE PERCENTAGES: The total possible Rebate percentage achievable for the
Total Sales-out Rebate Program is   *   of Qualified Sales for the July -
December, 1996 Semester.

CUSTOMER's Total Sales-out Rebate Program goals are as follows:

        o  Quarter 1 Goal (July - September, 1996):     *
        o  Semester Goal (July - December, 1996):       *

------------------------------------------------------------------------------
                     32-BIT OFFICE SALES-OUT REBATE PROGRAM
------------------------------------------------------------------------------

REBATE PERCENTAGES: The total possible Rebate percentage achievable for the 32-Bit Office Sales-out Rebate Program is * of Qualified Sales for the July - December, 1996 Semester.

CUSTOMER's 32-Bit Office Sales-out Rebate Program goals are as follows:
        o  Quarter 1 Goal (July - September, 1996):     *
        o  Semester Goal (July - December, 1996):       *


*CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC.

Amendment No. 2 to The Rebate and                                      Page K6
Marketing Fund Addendum to The
Microsoft 1995/1996 Channel Agreement

------------------------------------------------------------------------------
              DESKTOP BUSINESS SYSTEMS SALES-OUT REBATE PROGRAM
------------------------------------------------------------------------------

REBATE PERCENTAGES: The total possible Rebate percentage achievable for the Desktop Business Systems Sales-out Rebate Program is * of Qualified Sales for the July - December, 1996 Semester.

REBATE GOALS: CUSTOMER must sell a minimum number Microsoft(R) BackOffice and Microsoft(R) Windows NT(TM) client licenses in order to receive any portion of the Desktop Business Systems rebate. Provided that CUSTOMER sells the minimum number of BackOffice and Windows NT client licenses, CUSTOMER's achievement against the Desktop Business Systems goal will be based on CUSTOMER's performance against the Desktop Business Systems revenue goal.

CUSTOMER's BackOffice and Windows NT client license unit goals are as follows:
                  o        Quarter I Goal (July - September, 1996)      *
                  o        Semester Goal (July - December, 1996)        *

CUSTOMER's Desktop Business Systems Sales-out Rebate Program goals are as follows:

                  o        Quarter I Goal (July - September, 1996):     *
                  o        Semester Goal (July - December, 1996):       *


*CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC.


Amendment No. 2 to The Rebate and                                      Page K7
Marketing Fund Addendum to The
Microsoft 1995/1996 Channel Agreement

                                   SCHEDULE L

                             JULY - DECEMBER, 1996
                                  OPEN LICENSE
                                REBATE PROGRAMS

PROGRAMS. Microsoft offers four (4) Open License Rebate programs for the July - December, 1996 Rebate Period.

The total available Rebate Program goals are as follows:

    ------------------------------------------------------------------------
                                                       MAXIMUM PERCENTAGE
       REBATE PROGRAM                                       AVAILABLE
    ========================================================================
       Achievement Program                                      *
    ------------------------------------------------------------------------
       Total Sales-Out Program                                  *
    ------------------------------------------------------------------------
       Desktop Business Systems Program                         *
    ------------------------------------------------------------------------
       Microsoft Open License Sales-Out Program                 *
    ------------------------------------------------------------------------
       Total                                                    *
    ------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               ACHIEVEMENT REBATE
--------------------------------------------------------------------------------

All Achievement Rebate goals and guidelines are as outlined in the Achievement Rebate portion of Schedule K, July - December, 1996, Rebate Program Guidelines.

--------------------------------------------------------------------------------
                           SALES-OUT REBATE PROGRAMS
--------------------------------------------------------------------------------

Program guidelines for all Sales-Out Rebate programs as outlined in the Sales-Out Rebate Programs portion of Schedule K. July - December, 1996, Rebate Program Guidelines.

--------------------------------------------------------------------------------
                         TOTAL SALES-OUT REBATE PROGRAM
--------------------------------------------------------------------------------

CUSTOMER's Total Sales-out Rebate Program goals are as is follows:
                  o Quarter 1 Goal (July - September, 1996):   *
                  o Semester Goal (July - December, 1996):     *

--------------------------------------------------------------------------------
              DESKTOP BUSINESS SYSTEMS DIVISION SALES-OUT PROGRAM
--------------------------------------------------------------------------------

CUSTOMER'S BackOffice and Windows NT client license unit goal goals are as follows:
                  o Quarter 1 Goal (July - September, 1996)    *
                  o Semester Goal (July - December, 1996)      *

CUSTOMER'S Desktop Business Systems Sales-out Rebate Program goals are as follows:

                  o Quarter 1 Goal (July - September, 1996):   *
                  o Semester Goal (July - December, 1996):     *


------------------------------------------------------------------------------
                    MICROSOFT OPEN LICENSE SALES-OUT PROGRAM
------------------------------------------------------------------------------

CUSTOMER's Open License Sales-out Rebate Program are as follows

                  o Quarter 1 Goal (July - September, 1996):   *
                  o Semester Goal (July - December, 1996):     *

*CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC.




Amendment No. 2 to The Rebate and                                      Page L1
Marketing Fund Addendum to The
Microsoft of 1995/1996 Channel Agreement